THIRD AMENDMENT TO WAREHOUSING
CREDIT AND SECURITY AGREEMENT

This Third Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into effective as of the 27th day of December, 2007 by and among CENTERLINE MORTGAGE CAPITAL INC., a Delaware corporation and CENTERLINE MORTGAGE PARTNERS INC., a Delaware corporation (individually and collectively, the "Borrower"), the lenders party to the Credit Agreement, as defined hereafter (individually, a "Lender" and collectively, the "Lenders"), and BANK OF AMERICA, N.A. (“BofA”, and as successor to Citicorp USA, Inc. (“CUSA”) as agent for the Lenders, "Agent").

Section 1.      Recitals.  Borrower, Agent, and Lenders are parties to that certain Warehousing Credit and Security Agreement dated May 31, 2007 (as amended from time to time, the "Credit Agreement") for the purposes and consideration therein expressed.  Pursuant to the Assignment and Acceptance of even date herewith (the “Assignment”), CUSA has assigned all of its rights and obligations as a Lender and as agent for the Lenders under the Credit Agreement, the other Loan Documents, the Collateral Documents, the Custodial Agreement and any other documents or instruments delivered pursuant to the foregoing documents and agreements (collectively, the “Credit Documents”) to BofA.  The Borrower and the Lenders desire to acknowledge such assignment, and the Borrower, the Lenders and the Agent desire to make certain amendments to the Credit Agreement and the other Credit Documents as more particularly set forth herein.  Therefore, the Borrower, Agent, and the Lenders hereby agree as follows, intending to be legally bound:

Section 2.      Definitions and References.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 3.               Amendments Regarding Bank of America, N.A.  The Credit Agreement is hereby amended, as follows:

(a)            The definition of Agent in Section 1.1 of the Credit Agreement is hereby replaced in its entirety with the following:

“‘Agent’ means, at any time, Bank of America, N.A., or its successors acting as agent for Lenders under the Loan Documents.”

(b)            Section 9 to the Credit Agreement is hereby amended by replacing the references to CUSA as agent and a Lender with the following:

“If to Bank of America, N.A.,
as Agent:
Bank of America, N.A.
Attn.: John F. Simon, Senior Vice President
One Federal Street
MA5-503-04-16
Boston, MA 02110
Fax No.: 617-346-4670

E-mail: john.f.simon@bankofamerica.com
with a copy to:
Nutter, McClennen & Fish, LLP
Attn.: Philip R. Rosenblatt, Esq.
155 Seaport Boulevard
Boston, MA 02210
Fax No.: 617-310-9806
E-mail: prosenblatt@nutter.com

If to Bank of America, N.A.,
as Lender:
Bank of America, N.A.
Attn.: John F. Simon, Senior Vice President
One Federal Street
MA5-503-04-16
Boston, MA 02110
Fax No.: 617-346-4670
E-mail: john.f.simon@bankofamerica.com
with a copy to:
Nutter, McClennen & Fish, LLP
Attn.: Philip R. Rosenblatt, Esq.
155 Seaport Boulevard
Boston, MA 02210
Fax No.: 617-310-9806
E-mail: prosenblatt@nutter.com”

(c)            Schedule 1 to the Credit Agreement is deleted in its entirety and Schedule 1 to this Amendment is given in substitution and replacement thereof.

(d)            All references to Citicorp USA, Inc., as a Lender, as agent for the Lenders or otherwise, in any of the Credit Documents are hereby deleted and replaced with a reference to Bank of America, N.A.

Section 4.                Amendments Regarding Unused Fee.  The Credit Agreement is hereby amended, as follows:

(a)            The Credit Agreement is hereby amended by adding the following as new Section 2.12 of the Credit Agreement:

“Section 2.12  Unused Fee.  The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders in accordance with their respective Commitment Amounts, a fee (the “Unused Fee”) calculated as follows:

(a)            Each day prior to the Maturity Date that the “Daily Unused Amount” (as defined below) equals or exceeds 50% of the Commitment then in effect, the Unused Fee will accrue at the rate of 0.0625% per annum (based on a 360 day year) times the Adjusted Daily Unused Amount.

(b)            The Unused Fee as calculated under this Section for each day shall be payable monthly in arrears on the first Business Day of each month (or part thereof) for the immediately preceding month commencing on the first such date following the date hereof, with a final payment on the Maturity Date.

(c)            For purposes of this Section, the “Daily Unused Amount” shall mean (i) the Commitment then in effect, minus (ii) the aggregate principal balance of outstanding Advances, determined on a daily basis.

(d)            For purposes of this Section, the “Adjusted Daily Unused Amount” shall mean (i) 50% of the Commitment then in effect, minus (ii) the aggregate principal balance of outstanding Advances, determined on a daily basis.

(b)           Section 1.1 of the Credit Agreement is hereby amended to insert the following therein, in appropriate alphabetical order:

“’Adjusted Daily Unused Amount’ has the meaning set forth in Section 2.12(d) hereof.”

“’Daily Unused Amount’ has the meaning set forth in Section 2.12(c) hereof.”

“’Unused Fee’ has the meaning set forth in Section 2.12 hereof.”

Section 5.                Acknowledgments.

(a)            Bank of America, as Agent.  The Lenders and the Borrower hereby acknowledge and agree that, pursuant to the Assignment, the Agent has accepted the assignment of, and has assumed, CUSA’s Commitment Amount and CUSA’s rights and obligations as agent, under the Credit Agreement.

(b)            Custodial Agreement.  The Agent, the Lenders, and the Borrower hereby acknowledge and agree that the Agent can terminate the Custodial Agreement at any time without the prior written consent of the Lenders or the Borrower.  Following any such termination, the Agent will perform the duties of the Collateral Custodian under the Custodial Agreement.

Section 6.                Representations and Other Agreements.  Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material  respects on and as of this date (except to the extent of changes resulting from transactions contemplated and permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date).

Section 7.                Representations.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the Obligations of Borrower as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees, and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Credit Agreement and the Notes, as modified hereby; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrower to Lenders under the Notes, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of the Agent's or Lenders' acts or omissions with respect to the Loan Documents, or the Agent's or Lenders' performance under the Loan Documents; and (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower’s obligations under the terms and provisions of the Loan Documents.

Section 8.              Severability.  In the event any one or more provisions contained in the Credit Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

Section 9.               Ratification of Agreements.

(a)           Except as amended hereby, Borrower ratifies and confirms that the Credit Agreement, the Notes, and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Notes, the Credit Agreement, and all other Loan Documents, as modified hereby.

(b)           The undersigned officer of the Borrower executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the Borrower, that such execution and delivery has been duly authorized by all necessary corporate action of Borrower, and represents and warrants that the resolutions and affidavits previously delivered to Agent, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anyway.

(c)           Any reference to the Credit Agreement in any Loan Document shall be deemed to be references to the Credit Agreement as amended hereby.

Section 10.            No Waiver.  Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

Section 11.            Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York and, to the extent applicable, by federal law.

Section 12.            Counterparts and Gender.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Each gender used herein shall include and apply to all genders, including the neuter.

Section 13.           NO ORAL AGREEMENTS.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED AND AMENDED HEREBY, REPRESENT THE  FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWER:

CENTERLINE MORTGAGE CAPITAL INC.,
a Delaware corporation

By:	/s/ Robert L. Levy
Name:	Robert L. Levy
Title:	Chief Executive Officer

CENTERLINE MORTGAGE PARTNERS INC.,
a Delaware corporation

By:	/s/ Robert L. Levy
Name:	Robert L. Levy
Title:	Chief Executive Officer

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as Agent

By:	/s/ Andrew B. Rosen
Name:	Andrew B. Rosen
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Andrew B. Rosen
Name:	Andrew B. Rosen
Title:	Senior Vice President

Signature Page to Third Amendment

SUNTRUST BANK,
a Georgia banking corporation, as a Lender

By:	/s/ Paul V. Woodworth
Name:	Paul V. Woodworth
Title:	Senior Vice President

Signature Page to Third Amendment

WACHOVIA BANK, N.A.,
a national banking association., as a Lender

By:	/s/ Filomena R. Cerqueira
Name:	Filomena R. Cerqueira
Title:	Vice President

Signature Page to Third Amendment

Schedule 1 – Lenders and Commitments

Lender	Commitment Amount	Commitment Percentage
Bank of America, N.A.	$70,000,000	46.666667%
SunTrust Bank	$50,000,000	33.333333%
Wachovia Bank, N.A.	$30,000,000	20%